Exhibit 10.1

Citibank Europe plc, UK Branch
EMEA Loans Agency
Citigroup Centre
33 Canada Square
Canary Wharf
London
E14 5LB
Main tel: +44 (0)20 7500 5000
Direct tel: +44 (0)207 500 5580
Email: wai.lun.tang@citi.com

From:    CITIBANK EUROPE PLC, UK BRANCH (the Facility Agent)
EMEA Loans Agency
Citigroup Centre
33 Canada Square Canary Wharf
London E14 5LB
United Kingdom

To:    CNH INDUSTRIAL N.V. (the Company)
Cranes Farm Road
Basildon, Essex
SS14 3AD
United Kingdom

CC:     The Banks

24 March 2025

Re: € 3.25 billion Revolving Credit Facility dated 19 April 2024, 12-month extension of the Termination Date

1.We refer to the credit agreement (the Agreement) dated 19 April 2024, between CNH Industrial N.V., Citibank Europe plc, UK Branch as Facility Agent, and the financial institutions defined therein as Banks, providing for a five-year €3.25 billion Revolving Credit Facility with a Termination Date on 19 April 2029 which may be extended pursuant to the two extension options of 1-year each, on the terms set forth in the Agreement.

2.We hereby confirm that the Banks have agreed to the Company’s request (the Initial Extension Request) that the Termination Date be extended for a period of 12 months (the First Extended Termination Date).

3.As of the date hereof, the First Extended Termination Date is on 19 April 2030 for the Total Commitments equal to €3.25 billion.

4.Terms defined in the Agreement shall bear the same meaning herein.

Yours faithfully,
Citibank Europe plc, UK Branch
Registered as a branch in the UK at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB. Registered number BR017844.
Authorised by the Central Bank of Ireland and by the Prudential Regulation Authority.
Subject to regulation by the Central bank of Ireland and limited regulation by the Financial Conduct Authority and the Prudential Regulation Authority.
Details about the extent of our authorisation and regulation by the Prudential Regulation Authority and regulation by the Financial Conduct Authority are available from us on request.

_/s/_ Amelia Papadopoulos _________________
For
CITIBANK EUROPE PLC, UK BRANCH
In its capacity as Facility Agent
Name: Amelia Papadopoulos
Title: Vice President

For acknowledgement and acceptance

_/s/ Andrea Paulis___________________________
For
CNH INDUSTRIAL N.V.
Name: Andrea Paulis
Title: Authorized Signatory
Citibank Europe plc, UK Branch
Registered as a branch in the UK at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB. Registered number BR017844.
Authorised by the Central Bank of Ireland and by the Prudential Regulation Authority.
Subject to regulation by the Central bank of Ireland and limited regulation by the Financial Conduct Authority and the Prudential Regulation Authority.
Details about the extent of our authorisation and regulation by the Prudential Regulation Authority and regulation by the Financial Conduct Authority are available from us on request.